UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

 ___________________________________________________________________

FORM 8-K

 CURRENT REPORT
 Pursuant to section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2008 (October 2, 2008)

UST INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-17506	06-1193986
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6 High Ridge Park, Building A, Stamford, Connecticut		06905
(Address of principal executive offices)		(Zip Code)

(203) 817-3000
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

___________________________________________________________________

Item 1.01     Entry into a Material Definitive Agreement.

On October 2, 2008, UST Inc., a Delaware corporation (the “Company”), Altria Group, Inc., a Virginia corporation (“Parent”), and Armchair Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Acquisition Sub”), entered into Amendment No. 1 (“Amendment No. 1”) to the Agreement and Plan of Merger entered into among the Company, Parent and Acquisition Sub on September 7, 2008 (the “Merger Agreement”).  Amendment No. 1 was entered into at the request of Parent because, while Parent currently has fully committed financing to complete the transaction, Parent has been advised by its lenders that it would be preferable to close the transaction in 2009.  Except as set forth below, the parties' entering into Amendment No. 1 does not affect their respective obligations under the Merger Agreement.

Pursuant to Amendment No. 1, the Company agreed to provide Parent with an option to extend the closing of  the transactions contemplated by the Merger Agreement until January 7, 2009 even if the parties were otherwise in a position to close prior to such date.  In addition, Amendment No. 1 provides that the reverse termination fee payable to the Company by Parent under certain circumstances set forth in the Merger Agreement would be increased to $300,000,000 from $200,000,000 if: (i) all conditions to the closing of the Merger had been fulfilled or waived on any day on or prior to December 31, 2008 such that the Merger could have otherwise been consummated on that day and (ii) the merger has not been consummated by January 7, 2009.  The foregoing provision, however, will not apply if Parent had otherwise extended the date for closing the merger, as permitted by the Merger Agreement, due to the failure to obtain certain approvals relating to the Company’s wine business.

The foregoing description of the Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is attached hereto as Exhibit 1.1 and the terms of which are incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT: The Company intends to file with the U.S. Securities and Exchange Commission a proxy statement and other relevant documents in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF UST INC. ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UST INC. AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of these materials (when they are available) and other documents filed with the U.S. Securities and Exchange Commission at the U.S. Securities and Exchange Commission’s web site at http://www.sec.gov. A free copy of the proxy statement, when it becomes available, also may be obtained from UST Inc., 6 High Ridge Park, Building A, Stamford, Connecticut 06905, Attn: Investor Relations. Investors and security holders may access copies of the documents filed with the U.S. Securities and Exchange Commission by the Company on its web site at http://www.ustinc.com.

PARTICIPANTS IN SOLICITATION: The Company, Parent and their executive officers and directors may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the proposed transaction. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the U.S. Securities and Exchange Commission by the Company on March 24, 2008. Information regarding Parent's directors and executive officers is available in its proxy statement filed with the U.S. Securities and Exchange Commission by Parent on April 24, 2008.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the U.S. Securities and Exchange Commission when they become available.

Item 7.01     Regulation FD Disclosure.

The following information is furnished under Item 7.01, “Regulation FD Disclosure”, and Item 9.01 “Financial Statements and Exhibits”. This information, including Exhibits 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 3, 2008, the Company announced that it entered into Amendment No. 1 by press release, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c)  Exhibits

The following are included as exhibits to this report:

Exhibit No.	Description
1.1	Amendment No. 1 to the Agreement and Plan of Merger by and among Altria Group, Inc., Armchair Merger Sub, Inc. and UST Inc., dated as of October 2, 2008.
99.1	Joint Press Release of UST Inc. and Altria Group, Inc., dated October 3, 2008.

UST INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
UST INC.
(Registrant)

Date:	October 3, 2008	By:
/s/ Gary B. Glass
		Name:	Gary B. Glass
		Title:	Vice President, General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Amendment No. 1 to the Agreement and Plan of Merger by and among Altria Group, Inc., Armchair Merger Sub, Inc. and UST Inc., dated as of October 2, 2008.
99.1	Joint Press Release of UST Inc. and Altria Group, Inc., dated October 3, 2008.